THE NORTHERN LIFE
                              ADVANTAGE(SM) ANNUITY
                          ADVANTAGE CENTURY(SM) ANNUITY
                       ADVANTAGE CENTURY PLUS(SM) ANNUITY

              INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS
                                    ISSUED BY
                              SEPARATE ACCOUNT ONE
                         NORTHERN LIFE INSURANCE COMPANY

                        SUPPLEMENT TO PROSPECTUSES DATED
                                 APRIL 30, 1999
                                NOVEMBER 15, 1999
                                DECEMBER 29, 1999



The information in the prospectus under the heading DISTRIBUTION OF THE CONTRACTS is deleted in its entirety and replaced with the following:

DISTRIBUTION OF CONTRACTS

The Contracts will be distributed by the Principal Underwriter, Washington Square Securities, Inc., 20 Washington Avenue South, Minneapolis, Minnesota 55401, which is an affiliate of the Company. Commissions and other distribution compensation will be paid by the Company and will not result in any charge to Contract Owners or the Variable Account. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. Generally such payments will not exceed 9.75% of the Purchase Payments. In some cases a trail commission based on the Contract Value may also be paid.

March 1, 2000

              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS.

Form No. 15562